SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


Filed by the Registrant  [x]
Filed by a Party other than the Registrant  [  ]
Check the appropriate box:
[  ] Preliminary Proxy Statement         [  ]Confidential, for Use of the
                                             Commission Only (as permitted
                                             by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        CNL Hospitality Properties, Inc.
               (formerly known as CNL American Realty Fund, Inc.)

                (Name of Registrant as Specified In Its Charter)



    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
   [x] No fee required.
   [  ]Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
   1)  Title of each class of securities to which transaction applies:


   2) Aggregate number of securities to which transaction applies:


   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


   4) Proposed maximum aggregate value of transaction:


   5) Total fee paid:



   [  ]Fee paid previously with preliminary materials.



   [ ]Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, of the Form or Schedule and the date of its filing.
   1)  Amount Previously Paid:


   2)  Form, Schedule or Registration Statement No.:


   3)  Filing Party:


   4)  Date Filed:

                   P R O X Y CNL HOSPITALITY PROPERTIES, INC.
               (formerly known as CNL American Realty Fund, Inc.)

     The undersigned hereby appoints James M. Seneff, Jr. and Robert A. Bourne, and each of them, as proxies, with full power of substitution in each, to vote all shares of common stock of CNL Hospitality Properties, Inc. (formerly known as CNL American Realty Fund, Inc.) (the "Company") which the undersigned is entitled to vote, at the Annual Meeting of Stockholders of the Company to be held on May 12, 1999, at 10:00 a.m., local time, and any adjournment thereof, on all matters set forth in the Notice of Annual Meeting and Proxy Statement, dated March 29, 1999, a copy of which has been received by the undersigned, as follows:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING ITEMS:



1.   Election of Seven Directors
                                                                           --------------------------------------------------------
     Nominees:                 |_|  FOR ALL      |_|  WITHHELD FOR ALL     |_|  FOR  ALL   NOMINEES,   EXCEPT  VOTE WITHHELD FOR:
         Charles E. Adams                                                  (Write that nominee's name above)
         Robert A. Bourne
         Lawrence A. Dustin
         John A. Griswold
         Matthew W. Kaplan
         Craig M. McAllaster
         James M. Seneff, Jr.

2. Proposal to expand the class of investors for whom the Board of Directors is authorized to waive the common and preferred share ownership limitations under certain circumstances (See Proxy Statement page 11)

              |_|  FOR     |_|  AGAINST     |_|  ABSTAIN

3.   Other Matters:
     Grant authority upon such other matters as may come before the Meeting as they determine to be in the best interest of the Company.

              |_|  FOR     |_|  AGAINST     |_|  ABSTAIN

              (PLEASE SIGN AND DATE THIS PROXY ON THE REVERSE SIDE,
                        AND RETURN IN ENCLOSED ENVELOPE)

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

IF YOU SIGN, DATE AND MAIL YOUR PROXY WITHOUT INDICATING HOW YOU WANT TO VOTE, YOUR PROXY WILL BE COUNTED AS A VOTE "FOR" THE MATTERS STATED. IF YOU FAIL TO RETURN YOUR PROXY, YOUR PROXY WILL NOT BE COUNTED. EACH STOCKHOLDER IS URGED TO SUBMIT A SIGNED AND DATED PROXY.

                      Dated: __________________, 1999

                      _______________________________

                      _______________________________



                      Signature(s) of Stockholder(s)

                      IMPORTANT:   Please   mark  this
                      Proxy,    date   it,   sign   it
                      exactly    as    your    name(s)
                      appear(s)  and  return it in the
                      enclosed       postage      paid
                      envelope.  Joint  owners  should
                      each      sign       personally.
                      Trustees  and others  signing in
                      a  representative  or  fiduciary
                      capacity  should  indicate their
                      full titles in such capacity.

                        CNL HOSPITALITY PROPERTIES, INC.
               (formerly known as CNL American Realty Fund, Inc.)
                              400 East South Street
                             Orlando, Florida 32801




                                      March 29, 1999











To our Stockholders:

         You are cordially invited to attend the annual meeting of stockholders of CNL Hospitality Properties, Inc. (formerly known as CNL American Realty Fund, Inc.) (the "Company") on May 12, 1999 at 10:00 a.m. at the CNL Management Center at 450 E. South Street, Suite 101, Orlando, Florida. The directors and officers of the Company look forward to greeting you personally. Enclosed for your review are the proxy, proxy statement, notice of meeting for the annual meeting of stockholders and annual report.

         This year's proxy requests your vote on a proposal to expand the class of investors for whom the Board of Directors is authorized, under certain circumstances, to waive the common and preferred share ownership limitation and to vote for the election of directors. The proposal for expansion of the class of investors reflects the Board's desire to provide better investment opportunities for the Company in the context of its business. Therefore, the Board of Directors unanimously recommends that you vote to approve the proposals presented in this year's proxy statement. Your vote counts. Please complete and return the attached ballot today. Thank you for your attention to this matter.

Sincerely,



/s/ James M. Seneff, Jr.                         /s/ Robert A. Bourne
--------------------------                       ------------------------
James M. Seneff, Jr.                             Robert A. Bourne
Chairman of the Board and                        President
Chief Executive Officer

                        CNL HOSPITALITY PROPERTIES, INC.
               (formerly known as CNL American Realty Fund, Inc.)
                              400 East South Street
                             Orlando, Florida 32801


                    Notice of Annual Meeting of Stockholders
                             To Be Held May 12, 1999


         NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of CNL HOSPITALITY PROPERTIES, INC. (formerly known as CNL American Realty Fund, Inc.) (the "Company") will be held at 10:00 a.m. local time, on May 12, 1999, at the CNL Management Center at 450 E. South Street, Suite 101, Orlando, Florida, for the following purposes:

         1.       To elect seven directors.

         2. To approve an amendment to the Company's Amended and Restated Articles of Incorporation (the "Articles") expanding the class of investors for whom the Board of Directors can waive, under certain circumstances, the common and preferred share ownership limitations contained in the Company's Articles.

         3. To transact such other business as may properly come before the meeting or any adjournment thereof.

         Stockholders  of record at the close of  business on March     12     ,
1999, will be entitled to notice of and to vote at the annual meeting or at any adjournment thereof.

         Stockholders are cordially invited to attend the meeting in person.

         WHETHER  OR NOT YOU NOW PLAN TO ATTEND  THE  MEETING,  YOU ARE ASKED TO

COMPLETE,  DATE,  SIGN AND MAIL PROMPTLY THE ENCLOSED  PROXY FOR WHICH A POSTAGE

PAID RETURN ENVELOPE IS PROVIDED.  IT IS IMPORTANT THAT YOUR SHARES BE VOTED. IF

YOU DECIDE TO ATTEND THE  MEETING YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES

IN PERSON.
                       By Order of the Board of Directors,



                       Lynn E. Rose
                       Secretary

March 29, 1999
Orlando, Florida

                        CNL HOSPITALITY PROPERTIES, INC.
               (formerly known as CNL American Realty Fund, Inc.)
                              400 East South Street
                             Orlando, Florida 32801




                                 PROXY STATEMENT




     This proxy statement is furnished by the Board of Directors of CNL Hospitality Properties, Inc. (formerly known as CNL American Realty Fund, Inc.) (the "Company") in connection with the solicitation by management of proxies to be voted at the annual meeting of stockholders to be held on May 12, 1999, and at any adjournment thereof, for the purposes set forth in the accompanying notice of such meeting. All stockholders of record at the close of business on
March     12     , 1999, will be entitled to vote.

     Any proxy, if received in time, properly signed and not revoked, will be voted at such meeting in accordance with the directions of the stockholder. If no directions are specified, the proxy will be voted FOR each Proposal set forth in this proxy statement. Any stockholder giving a proxy has the power to revoke it at any time before it is exercised. A proxy may be revoked (1) by delivery of a written statement to the Secretary of the Company stating that the proxy is revoked, (2) by presentation at the annual meeting of a subsequent proxy executed by the person executing the prior proxy, or (3) by attendance at the annual meeting and voting in person.

     Votes cast in person or by proxy at the annual meeting will be tabulated and a determination will be made as to whether or not a quorum is present. The Company will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence or absence of a quorum, but as unvoted for purposes of determining the approval of any matter submitted to the stockholders. If a broker submits a proxy indicating that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to such matter.

     Solicitation of proxies will be primarily by mail. However, directors and officers of the Company also may solicit proxies by telephone or telegram or in person. All of the expenses of preparing, assembling, printing and mailing the materials used in the solicitation of proxies will be paid by the Company. Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to forward soliciting materials, at the expense of the Company, to the beneficial owners of shares held of record by such persons. In addition, the Company has engaged D.F. King, a professional proxy solicitation firm, to aid in the solicitation of proxies at a fee of approximately $5,000, plus reimbursement of reasonable out-of-pocket costs and expenses. The Company has agreed to indemnify D.F. King against certain liabilities that it may incur arising out of the services it provides in connection with the annual meeting of stockholders. It is anticipated that this proxy statement and the enclosed proxy first will be mailed to stockholders on or about March 29, 1999.

     As of March 12, 1999, 8,000,575 shares of common stock of the Company were outstanding. Each share of common stock entitles the holder thereof to one vote on each of the matters to be voted upon at the annual meeting. As of the record date, officers and directors of the Company had the power to vote approximately 7.64% of the outstanding shares of common stock.

                                                  TABLE OF CONTENTS





PROPOSAL I:                Election of Directors..............................................................    3
                           Executive Compensation.............................................................    9
                           Performance Comparison.............................................................   10

PROPOSAL II:               Amendment to the Company's Amended and Restated Articles
                               of Incorporation to Increase the Common and Preferred Share
                               Ownership Limit................................................................   11

SECURITY OWNERSHIP............................................................................................   13

CERTAIN TRANSACTIONS..........................................................................................   15

INDEPENDENT AUDITORS..........................................................................................   16

OTHER MATTERS.................................................................................................   16

PROPOSALS FOR NEXT ANNUAL MEETING.............................................................................   16

ANNUAL REPORT.................................................................................................   16


PROPOSAL I
                              ELECTION OF DIRECTORS

Background

     As a result of recent developments, the Board of Directors is now comprised of seven, rather than five individuals, all but two of whom have been on the Board of Directors for a limited period of time. These changes have occurred as a result of two developments.

     Change in Independent Directors. In February 1999, the Company's then existing three independent directors, G. Richard Hostetter, J. Joseph Kruse and Richard C. Huseman, determined that it would be in the best interests of the Company that they resign as directors, in order to mitigate certain perceived conflicts of interest with CNL American Properties Fund, Inc., for which they also serve as independent directors. So that a majority of the Board of Directors would continue to be comprised of independent directors, the Board of Directors appointed Charles E. Adams, John A. Griswold and Craig M. McAllaster to the Board to serve on an interim basis until the upcoming annual meeting of stockholders. Each of Messrs. Adams, Griswold and McAllaster were subsequently nominated by the Board of Directors for election at the upcoming annual meeting.

     Joint Investment by the Company and Five Arrows. In February 1999, the Company executed a series of agreements with Five Arrows Realty Securities II L.L.C. ("Five Arrows"), pursuant to which the Company and Five Arrows formed a jointly-owned real estate investment trust, CNL Hotel Investors, Inc. ("Hotel Investors"), for the purpose of acquiring up to eight hotels from various sellers affiliated with Western International (the "Hotels").

     Five Arrows has committed to invest up to $65.9 million towards the purchase of the Hotels, including $50.9 million in Hotel Investors and $15 million through the purchase of the Company's common stock, the proceeds of which will be used to partially fund the Company's investment in Hotel Investors. If all eight Hotels are purchased, the aggregate purchase price to Hotel Investors will be approximately $184 million.

     To date, Hotel Investors has purchased four of the eight Hotels for an aggregate purchase price of approximately $90.5 million (the "Initial Hotels"). As a result of these purchases, Five Arrows has funded $31.5 million of its $50.9 million commitment to Hotel Investors and purchased 590,770 shares of the Company's common stock.

     In recognition of the significant investment commitment made by Five Arrows, pursuant to the transaction documents, Five Arrows can nominate one member to the Company's Board of Directors. Accordingly, in connection with the closing on the Initial Hotels, Matthew W. Kaplan was nominated by Five Arrows and appointed to the Company's Board of Directors. So that a majority of the Board of Directors would continue to be comprised of independent directors, Lawrence A. Dustin was appointed to the Board of Directors at the same time as an additional independent director. Both Mr. Kaplan and Mr. Dustin were appointed on an interim basis to serve until the upcoming annual meeting of stockholders, and were subsequently nominated by the Board of Directors for election at the upcoming annual meeting.

 Nominees

     The persons named below have been nominated by the Board of Directors for election as directors to serve until the next annual meeting of stockholders or until their successors shall have been elected and qualified. Messrs. Bourne and Seneff have been directors since June 1996. As discussed above, Messrs. Adams, Dustin, Griswold, Kaplan and McAllaster have served as directors since early 1999. The table sets forth each nominee's name, age, principal occupation or employment during at least the last five years, and directorships in other public corporations.

     The Company's officers and directors have advised the Company that they intend to vote their shares of common stock for the election of each of the nominees. Proxies will be voted FOR the election of the following nominees unless authority is withheld.

Name and Age                            Background

Charles  E.  Adams,   36                Mr.  Adams  is
                                        currently  the  president and a founding
                                        principal with  Celebration  Associates,
                                        Inc.,   a  real  estate   advisory   and
                                        development   firm   with   offices   in
                                        Celebration,   Florida  and   Charlotte,
                                        North Carolina.  Celebration  Associates
                                        specializes   in   large-scale    master
                                        planned communities, seniors housing and
                                        specialty commercial  developments.  Mr.
                                        Adams joined The Walt Disney  Company in
                                        1990 and from 1996 until May 1997 served
                                        as vice president of community  business
                                        development for The Celebration  Company
                                        and  Walt  Disney  Imagineering.  He was
                                        responsible for  Celebration  Education,
                                        Celebration Network,  Celebration Health
                                        and Celebration  Foundation,  as well as
                                        New  Business   Development,   Strategic
                                        Alliances,  Retail  Sales  and  Leasing,
                                        Commercial   Sales  and   Leasing,   the
                                        development  of  Little  Lake  Bryan and
                                        Celebration.  Previously,  Mr. Adams was
                                        responsible for the initial residential,
                                        amenity,  sales and marketing,  consumer
                                        research and master planning efforts for
                                        Celebration.   Additionally,  Mr.  Adams
                                        participated   in   the   planning   for
                                        residential development at EuroDisney in
                                        Paris,  France. He was a founding member
                                        of  the  Celebration   School  Board  of
                                        Trustees  and  served as  president  and
                                        founding   member  of  the   Celebration
                                        Foundation Board of Directors. Mr. Adams
                                        is a founding member of the Health Magic
                                        Steering Committee and council member on
                                        the Recreation  Development  Council for
                                        the Urban Land Institute. Before joining
                                        The Walt  Disney  Company  in 1990,  Mr.
                                        Adams   worked   with    Trammell   Crow
                                        Residential  developing luxury apartment
                                        communities    in   the    Orlando   and
                                        Jacksonville, Florida areas. Mr. Adams received a B.A. from Northeast Louisiana
                                        University in 1984 and a M.B.A. from Harvard Graduate School of Business in
                                        1989.

Robert  A.  Bourne,  51                 Mr.  Bourne  has
                                        served as  President  and a director  of
                                        the  Company  since  June  1996  and  as
                                        President   and  a   director   of   CNL
                                        Hospitality    Advisors,    Inc.,    the
                                        Company's  advisor (the "Advisor") since
                                        its  inception  in  January  1997.   Mr.
                                        Bourne has also served as Vice  Chairman
                                        and Treasurer of CNL American Properties
                                        Fund,  Inc.,  a  public,  unlisted  real
                                        estate investment trust,  since February
                                        1999,  as a director  since May 1994 and
                                        as  President   from  May  1994  through
                                        February  1999 and as a director  of CNL
                                        Fund Advisors,  Inc., its advisor, since
                                        its inception in 1994, as President from
                                        inception  through  October 1997, as its
                                        Treasurer  since  September  1997 and as
                                        Vice Chairman since October 1997. He has
                                        also served as President  and a director
                                        of CNL Health Care  Properties,  Inc., a
                                        public,  unlisted real estate investment
                                        trust,  since  inception,   and  of  CNL
                                        Health Care Advisors, Inc., its advisor.
                                        Mr. Bourne is President and Treasurer of
                                        CNL Group, Inc., President, Treasurer, a
                                        director,  and a registered principal of
                                        CNL  Securities   Corp.   (the  managing
                                        dealer of the Company's  current  public
                                        offering),  President,  Treasurer  and a
                                        director of CNL Investment Company,  and
                                        Chief Investment Officer, a director and
                                        Treasurer of CNL Institutional Advisors,
                                        Inc., a registered  investment  advisor.
                                        Mr.  Bourne  served as  President of CNL
                                        Institutional  Advisors,  Inc.  from the
                                        date of its  inception  through June 30,
                                        1997. Mr. Bourne served as President and
                                        a  director  from July 1992 to  February
                                        1996,  served as Secretary and Treasurer
                                        from  February  1996  through   December
                                        1997, and has served as Vice Chairman of
                                        the Board of  Directors  since  February
                                        1996,  of  Commercial  Net Lease Realty,
                                        Inc.,  a public real  estate  investment
                                        trust  that is  listed  on the New  York
                                        Stock Exchange. In addition,  Mr. Bourne
                                        served  as   President   of  CNL  Realty
                                        Advisors,  Inc.  from  1991 to  February
                                        1996,  and served as a  director  of CNL
                                        Realty  Advisors,  Inc.  from  May  1992
                                        through  December 1997, and as Treasurer
                                        and Vice  Chairman  from  February  1996
                                        through  December  1997,  at which  time
                                        such company merged with  Commercial Net
                                        Lease  Realty,   Inc.  Mr.  Bourne,  who
                                        joined CNL Securities Corp. in 1979, has
                                        participated  as a  general  partner  or
                                        joint  venturer  in over 100 real estate
                                        ventures   involved  in  the  financing,
                                        acquisition, construction, and rental of
                                        restaurants, office buildings, apartment
                                        complexes,   hotels,   and  other   real
                                        estate.  Included  in these real  estate
                                        ventures are  approximately 64 privately
                                        offered real estate limited partnerships
                                        with  investment  objectives  similar to
                                        one or more of the Company's  investment
                                        objectives,   in   which   Mr.   Bourne,
                                        directly   or  through   an   affiliated
                                        entity,   serves  or  has  served  as  a
                                        general partner. Mr. Bourne received a B.A. in Accounting from Florida State
                                        University.

Lawrence A. Dustin,  53                 Mr.  Dustin is a
                                        principal  of BBT, an  advisory  company
                                        specializing   in   hotel    operations,
                                        marketing  and  development.  Mr. Dustin
                                        has  29  years  of   experience  in  the
                                        hospitality   industry.   From  1994  to
                                        September  1998,  Mr.  Dustin  served as
                                        Senior  Vice  President  of  lodging  of
                                        Universal   Studios   Recreation  Group,
                                        where  he was  responsible  for  matters
                                        related to hotel development, marketing,
                                        operations  and  management.  Mr. Dustin
                                        supervised   the   overall   process  of
                                        developing the five highly themed hotels
                                        and   related   recreational   amenities
                                        within  Universal   Studios  Escape  and
                                        provided  guidance for hotel projects in
                                        Universal  City,  California,  Japan and
                                        Singapore. From 1989 to 1994, Mr. Dustin
                                        served as a shareholder, chief executive
                                        officer  and   director  of   AspenCrest
                                        Hospitality,    Inc.,   a   professional
                                        services firm which helped hotel owners enhance both the operating performance and asset value of their properties.
                                        From 1969 to 1989, Mr. Dustin held various positions in the hotel industry including 14 years in management with Westin Hotels & Resorts. Mr. Dustin received a B.A. from Michigan State
                                        University in 1968.


John  A.  Griswold,   50                Mr.   Griswold
                                        currently serves as president of Tishman
                                        Hotel Corporation,  an operating unit of
                                        Tishman Realty & Construction Co., Inc.,
                                        founded   in   1898.    Tishman    Hotel
                                        Corporation is a hotel developer,  owner
                                        and  operator,  and  has  provided  such
                                        services   for  more  than  85   hotels,
                                        totalling  more than 30,000  rooms.  Mr.
                                        Griswold     joined     Tishman    Hotel
                                        Corporation in 1985.  From 1981 to 1985,
                                        Mr.  Griswold  served as General Manager
                                        of the Buena Vista  Palace  Hotel in the
                                        Walt Disney World Village.  From 1978 to
                                        1981,  he served as vice  president  and
                                        general manager of the Homestead Resort,
                                        a  luxury  condominium  resort  in  Glen
                                        Arbor,  Michigan. Mr. Griswold served as
                                        an  operations   manager  for  the  Walt
                                        Disney Company from 1971 to 1978. He was
                                        responsible for  operational,  financial
                                        and  future   planning  for   multi-unit
                                        dining  facilities  in Walt Disney World
                                        Village  and Lake  Buena  Vista  Country
                                        Club.  He is a  member  of the  board of
                                        directors  of the Florida  Hotel & Motel
                                        Association   and  the   First   Orlando
                                        Foundation. Mr. Griswold received a B.S.
                                        from the School of Hotel Administration at Cornell University in Ithaca, New
                                        York.

Matthew W. Kaplan,  36                  Mr. Kaplan serves
                                        as a director of the Advisor,  CNL Hotel
                                        Investors, Inc., CNL Financial Services,
                                        Inc. and CNL Financial Corporation.  Mr.
                                        Kaplan  is  a   managing   director   of
                                        Rothschild  Realty  Inc.  where  he  has
                                        served  since  1992,  and  where  he  is
                                        responsible  for  securities  investment
                                        activities including acting as portfolio
                                        manager of Five Arrows Realty Securities
                                        LLC, a $900 million  private  investment
                                        fund.  From  1990 to  1992,  Mr.  Kaplan
                                        served   in   the   corporate    finance
                                        department   of   Rothschild   Inc.,  an
                                        affiliate of Rothschild  Realty Inc. Mr.
                                        Kaplan   served   as   a   director   of
                                        Ambassador  Apartments  Inc. from August
                                        1996 through May 1998 and is a member of
                                        the Urban  Land  Institute.  Mr.  Kaplan
                                        received  a  B.A.   with   honors   from
                                        Washington  University  in  1984  and  a
                                        M.B.A.   from  the  Wharton   School  of
                                        Finance and Commerce at the University of Pennsylvania in 1988.

Craig M. McAllaster,  47                Dr.  McAllaster
                                        has served as director of the  executive
                                        MBA  program  at  the  Roy  E.   Crummer
                                        Graduate  School of  Business at Rollins
                                        College  since 1994.  Besides his duties
                                        as  director,  he is on  the  management
                                        faculty and serves as executive director
                                        of    the    international    consulting
                                        practicum   programs   at  the   Crummer
                                        School.  Prior to Rollins  College,  Dr.
                                        McAllaster  was  on the  faculty  at the
                                        School of Industrial and Labor Relations
                                        and  the  Johnson   Graduate  School  of
                                        Management,  both at Cornell University,
                                        and the  University of Central  Florida.
                                        Dr.  McAllaster  spent over ten years in
                                        the consumer  services  and  electronics
                                        industry in  management,  organizational
                                        and executive development positions.  He
                                        is a  consultant  to many  domestic  and
                                        international  companies in the areas of
                                        strategy and leadership.  Dr. McAllaster
                                        received a B.S.  from the  University of
                                        Arizona  in  1973,  a M.S.  from  Alfred
                                        University   in  1981  and  a  M.A.  and
                                        Doctorate  from  Columbia  University in
                                        1987.

James  M.  Seneff,  Jr.,  52            Mr.  Seneff
                                        currently  serves  as  Chairman  of  the
                                        Board,  Chief  Executive  Officer  and a
                                        director  of  the  Company  and  of  the
                                        Advisor.   Mr.  Seneff  also  serves  as
                                        Chairman of the Board,  Chief  Executive
                                        Officer and a director  of CNL  American
                                        Properties  Fund,  Inc.  and CNL  Health
                                        Care Properties,  Inc., public, unlisted
                                        real estate investment  trusts,  and CNL
                                        Fund Advisors,  Inc. and CNL Health Care
                                        Advisors,  Inc.,  the  advisor  of  each
                                        respective   REIT.   Mr.   Seneff  is  a
                                        principal   stockholder  of  CNL  Group,
                                        Inc., a diversified real estate company,
                                        and has  served as its  Chairman  of the
                                        Board of Directors,  director, and Chief
                                        Executive Officer since its formation in
                                        1980.  CNL  Group,  Inc.  is the  parent
                                        company of CNL Securities  Corp.,  which
                                        is acting as the managing  dealer of the
                                        Company's  current public offering,  CNL
                                        Investment  Company,  CNL Fund Advisors,
                                        Inc.    and    CNL       Hospitality
                                        Advisors,  Inc., the Company's Advisors.
                                        Mr.  Seneff  has  been  Chairman  of the
                                        Board,  Chief  Executive  Officer  and a
                                        director of CNL Securities  Corp.  since
                                        its  formation in 1979.  Mr. Seneff also
                                        has held the position of Chairman of the
                                        Board,    Chief    Executive    Officer,
                                        President   and  a   director   of   CNL
                                        Management    Company,    a   registered
                                        investment advisor,  since its formation
                                        in 1976,  has served as Chief  Executive
                                        Officer,  Chairman  of the  Board  and a
                                        director of CNL Investment Company,  and
                                        Chief Executive  Officer and Chairman of
                                        the  Board  of   Commercial   Net  Lease
                                        Realty, Inc. since 1992, served as Chief
                                        Executive  Officer  and  Chairman of the
                                        Board of CNL Realty Advisors,  Inc. from
                                        its  inception  in 1991  through 1997 at
                                        which  time  such  company  merged  with
                                        Commercial  Net Lease  Realty,  Inc.,  a
                                        public real estate investment trust that
                                        is listed on the New York Stock Exchange
                                        and  has  held  the  position  of  Chief
                                        Executive Officer, Chairman of the Board
                                        and  a  director  of  CNL  Institutional
                                        Advisors,  Inc., a registered investment
                                        advisor, since its inception in 1990.
                                           Mr.  Seneff also serves as a director
                                        of First Union National Bank of Florida,
                                        N.A.     Mr. Seneff previously served on
                                        the Florida  State  Commission on Ethics
                                        and is a former member and past Chairman
                                        of  the  State  of  Florida   Investment
                                        Advisory  Council,  which  recommends to
                                        the  Florida  Board  of   Administration
                                        investments for various Florida employee
                                        retirement  funds.  The Florida Board of
                                        Administration,    Florida's   principal
                                        investment advisory and money management
                                        agency,  oversees the investment of more
                                        than $60  billion of  retirement  funds.
                                        Since 1971,  Mr.  Seneff has been active
                                        in  the  acquisition,  development,  and
                                        management of real estate  projects and,
                                        directly   or  through   an   affiliated
                                        entity,  has served as a general partner
                                        or  joint  venturer  in  over  100  real
                                        estate   ventures    involved   in   the
                                        financing,  acquisition,   construction,
                                        and   rental  of   restaurants,   office
                                        buildings,  apartment complexes, hotels,
                                        and other real estate. Included in these
                                        real estate  ventures are  approximately
                                        65 privately offered real estate limited
                                        partnerships with investment  objectives
                                        similar to one or more of the  Company's
                                        investment  objectives,   in  which  Mr.
                                        Seneff,    directly    or   through   an
                                        affiliated entity,  serves or has served
                                        as  a  general   partner.   Mr.   Seneff
                                        received    his   degree   in   Business
                                        Administration    from   Florida   State
                                        University.

     In the event that any nominee(s) should be unable to accept the office of director, which is not anticipated, it is intended that the persons named in the proxy will vote FOR the election of such other person in the place of such nominee(s) for the office of director as the Board of Directors may recommend. The affirmative vote of a majority of the shares of common stock present in person or represented by proxy and entitled to vote is required for the election of directors.

     A majority of the Company's directors are required to be independent, as that term is defined in the Company's Articles of Incorporation. Messrs. Adams, Dustin, Griswold and McAllaster are independent directors.

Compensation of Directors

     During the year ended December 31, 1998, each of the former independent directors earned $6,000 for serving on the Board of Directors. Each of the former independent directors also received $750 per Board meeting attended ($375 for each telephonic meeting in which the director participated), including committee meetings. The Company has not, and in the future will not, pay any compensation to the directors of the Company who also serve as officers and directors of the Company's Advisor.

     The Board of Directors met six times during the year ended December 31, 1998, and the average attendance by directors at Board meetings was approximately 97 percent. Each member of the Board of Directors as it was constituted during 1998 attended at least 89 percent of the total meetings of the Board and of any committee on which he served.

Committees of the Board of Directors

     The Company has a standing Audit Committee, the members of which are selected by the Board of Directors each year. The Audit Committee makes recommendations to the Board of Directors as to the independent accountants of the Company and reviews with such accounting firm the scope of the audit and the results of the audit upon its completion. During 1998, the Audit Committee was comprised of Messrs. Hostetter, Kruse and Huseman. The Audit Committee met twice during the year ended December 31, 1998.

     The Company has a standing Compensation Committee, the members of which are selected by the full Board of Directors each year. During 1998, the Compensation Committee was comprised of Messrs. Hostetter, Kruse and Huseman. The Compensation Committee makes recommendations to the Board of Directors as to the compensation and fees to be paid to the directors of the Company. The Compensation Committee met once during the year ended December 31, 1998.

     The Company does not have a nominating committee.

Executive Officers

     The executive officers of the Company are as follows:

     Name                  Age        Position

     James M. Seneff, Jr.  52         Chief Executive Officer and
                                      Chairman of the Board

     Robert A. Bourne      51         President

     Charles A. Muller     40         Chief Operating Officer and
                                      Executive Vice President

     Jeanne A. Wall        40         Executive Vice President

     Lynn E. Rose          50         Secretary and Treasurer

     C. Brian Strickland   36         Vice President of Finance and
                                      Administration

     Charles A. Muller. Chief Operating Officer and Executive Vice President. Mr. Muller joined CNL Group, Inc. in October 1996 and is responsible for the planning and implementation of CNL's interest in hotel industry investments, including acquisitions, development, project analysis and due diligence. Mr. Muller currently serves as Executive Vice President of CNL Hospitality Advisors, Inc., the Advisor, and Executive Vice President of CNL Hotel Development Company. Mr. Muller joined CNL following more than 15 years of broadbased hotel industry experience. From 1993 to 1996, Mr. Muller served as a Director of Operations for Tishman Hotel Corporation where he was responsible for the company's market review and valuation analysis efforts. At Tishman, Mr. Muller played a significant role in the development of a new 600-room golf resort in Puerto Rico, and was active in several project management and development assignments. From 1989 to 1993, Mr. Muller served as a Development Manager for Wyndham Hotels & Resorts where he was responsible for new business development and company growth through acquisitions, development and management contracts. At Wyndham, Mr. Muller was also responsible for market review and feasibility analysis efforts in markets across the United States and the Caribbean. Prior to joining Wyndham, Mr. Muller worked for Pannell Kerr Forster as a hotel industry consultant and spent four years with AIRCOA (currently Richfield Hospitality) where he was responsible for capital expenditure planning, property renovations and construction management. From 1981 through 1985, Mr. Muller held several management positions in hotel operations. Mr. Muller received a B.S. in Hotel Administration from Cornell University in 1981 and has served on the Market, Finance and Investment Analysis Committee of the American Hotel & Motel Association.

     Jeanne A. Wall. Executive Vice President. Ms. Wall serves as Executive Vice President and director of the Advisor. Ms. Wall is also Executive Vice President of CNL American Properties Fund, Inc. and CNL Health Care Properties, Inc., public, unlisted real estate investment trusts, and their advisors, CNL Fund Advisors, Inc. and CNL Health Care Advisors, Inc., respectively. Ms. Wall currently serves as Executive Vice President of CNL Group, Inc., a diversified real estate company. Ms. Wall has served as Chief Operating Officer of CNL Investment Company and of CNL Securities Corp. since November 1994 and has served as Executive Vice President of CNL Investment Company since January 1991. In 1984, Ms. Wall joined CNL Securities Corp. In 1985, Ms. Wall became Vice President of CNL Securities Corp. In 1987, she became a Senior Vice President and in July 1997, she became Executive Vice President of CNL Securities Corp. In this capacity, Ms. Wall serves as national marketing and sales director and oversees the national marketing plan for the CNL investment programs. In addition, Ms. Wall oversees product development, partnership administration and investor services for programs offered through participating brokers. Ms. Wall also has served as Senior Vice President of CNL Institutional Advisors, Inc., a registered investment advisor, from 1990 to 1993, as Vice President of CNL Realty Advisors, Inc. since its inception in 1991 through 1997, and as Vice President of Commercial Net Lease Realty, Inc., a public real estate investment trust that is listed on the New York Stock Exchange, from 1992 through 1997. Ms. Wall holds a B.A. in Business Administration from Linfield College and is a registered principal of CNL Securities Corp. Ms. Wall currently serves as a trustee on the Board of the Investment Program Association and is a member of the Corporate Advisory Council for the International Association For Financial Planning and previously served on the Direct Participation Program committee
for the National Association of Securities Dealers    .

     Lynn E. Rose. Secretary and Treasurer. Ms. Rose serves as Secretary, Treasurer and a director of the Advisor. Ms. Rose is also Secretary of CNL American Properties Fund, Inc. and CNL Health Care Properties, Inc., public, unlisted real estate investment trusts, and as Secretary and a director of their advisors, CNL Fund Advisors, Inc. and CNL Health Care Advisors, Inc., respectively. Ms. Rose, a certified public accountant, has served as Secretary of CNL Group, Inc. since 1987, as Chief Financial Officer of CNL Group, Inc. since December 1993, and served as Controller of CNL Group, Inc. from 1987 until December 1993. In addition, Ms. Rose has served as Chief Financial Officer and Secretary of CNL Securities Corp. since July 1994. She has served as Chief Operating Officer, Vice President and Secretary of CNL Corporate Services, Inc. since November 1994. Ms. Rose also has served as Chief Financial Officer and Secretary of CNL Institutional Advisors, Inc. since its inception in 1990, as Secretary and a director of CNL Realty Advisors, Inc. from its inception in 1991 through 1997, and as Treasurer of CNL Realty Advisors, Inc. from 1991 to February 1996. In addition, Ms. Rose served as Secretary and Treasurer of Commercial Net Lease Realty, Inc., a public real estate investment trust listed on the New York Stock Exchange, from 1992 to February 1996. Ms. Rose also currently serves as Secretary for approximately 50 additional corporations. Ms. Rose oversees the legal compliance, accounting, tenant compliance, and reporting for over 250 corporations, partnerships and joint ventures. Prior to joining CNL, Ms. Rose was a partner with Robert A. Bourne in the accounting firm of Bourne & Rose, P.A., Certified Public Accountants. Ms. Rose holds a B.A. in Sociology from the University of Central Florida. She was licensed as a certified public accountant in 1979.

         C. Brian Strickland. Vice President of Finance and Administration. Mr. Strickland currently serves as Vice President of Finance and Administration of the Advisor. Mr. Strickland supervises the companies' financial reporting, financial control and accounting functions as well as forecasting, budgeting and cash management activities. He is also responsible for regulatory compliance, equity and debt financing activities and insurance for the companies. Mr. Strickland joined the Advisor in April 1998 with an extensive accounting background. Prior to joining CNL, he served as Vice President of taxation with Patriot American Hospitality, Inc., where he was responsible for implementation of tax planning strategies on corporate mergers and acquisitions and where he performed or assisted in strategic processes in the REIT industry. From 1989 to 1997, Mr. Strickland served as director of tax and asset management for Wyndham Hotels & Resorts where he was integrally involved in structuring acquisitive transactions, including the roll-up and initial public offering of Wyndham Hotel Corporation and its subsequent merger with Patriot American Hospitality, Inc. In his capacity of director of asset management, he was instrumental in the development and opening of a hotel and casino in San Juan, Puerto Rico. Prior to 1989, Mr. Strickland was senior tax accountant for Trammell Crow Company where he provided tax consulting services to Regional Development Offices. From 1986 to 1988, Mr. Strickland was tax accountant for Ernst & Whinney where he was a member of the real estate practice group. Mr. Strickland is a certified public accountant and holds a B.S. in accounting.

         The backgrounds of Messrs. Seneff and Bourne are described at "ELECTION OF DIRECTORS."

                             EXECUTIVE COMPENSATION

Annual Compensation

     No annual or long-term compensation was paid by the Company to the Chief Executive Officer for services rendered in all capacities to the Company during the period June 12, 1996 (date of inception) through December 31, 1996 or during the years ended December 31, 1997 and 1998. In addition, no executive officer of the Company received an annual salary or bonus from the Company during the year ended December 31, 1998. The Company's executive officers also are employees and executive officers of the Advisor or its affiliates and receive compensation from CNL Group, Inc. in part for services in such capacities. See "Certain Transactions" for a description of the fees payable and expenses reimbursed to Hospitality Advisors.

                             PERFORMANCE COMPARISON

     Set forth below is a comparison of the cumulative total stockholder return on the Company's common stock, based on the offering price of the common stock and assuming the reinvestment of distributions ("CHP"), with the S&P 500 Index ("S&P 500") and with the income rate of return for equity REITS from the National Association of Real Estate Investment Trusts ("NAREIT") from November 1997 through December 31, 1998. The comparison assumes the investment of $100 on November 1, 1997 (the approximate date operations of the company commenced).

                             MONTHLY RETURN INDEXES



             DATE                      S&P 500                    NAREIT                  THE COMPANY
   --------------------------    --------------------    -------------------------   -----------------------
            11/1/97                    $100.00                    $100.00                    $100.00
            12/1/97                     101.72                     100.56                     100.25
             1/1/98                     102.85                     100.93                     100.50
             2/1/98                     110.26                     101.49                     100.75
             3/1/98                     115.91                     101.97                     101.00
             4/1/98                     117.08                     102.25                     101.26
             5/1/98                     115.07                     102.94                     101.51
             6/1/98                     119.74                     103.50                     101.76
             7/1/98                     118.47                     103.73                     102.02
             8/1/98                     101.34                     104.36                     102.44
             9/1/98                     107.83                     104.98                     103.04
            10/1/98                     116.60                     105.39                     103.64
            11/1/98                     123.66                     106.05                     104.25
            12/1/98                     130.79                     106.60                     104.85


The S&P 500 index contains both a capital and income component to its total return. For companies included in the S&P 500 index, their total return is measured by dividing the sum of (a) the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and (b) the difference between the registrant's share price at the end and the beginning of the measurement period; by the share price at the beginning of the measurement period. There is currently no public trading market for the Company's shares, therefore, the share price is fixed at $10 per share and its return is composed of only the cumulative amount of distributions for the measurement period, assuming reinvestment of distributions. The NAREIT income index for equity REITs measures only the cumulative amount of distributions for the measurement period. In order to display a more comparative return, the component of the NAREIT total return attributable to increases in share price has not been included in the cumulative return.

(1) No operations commenced until the Company received minimum offering proceeds and funds were released from escrow on October 15, 1997. The Company did not acquire any properties until July 1998, therefore, the graph does not reflect results as if the Company's net offering proceeds had been fully invested in properties for the periods presented.

                                   PROPOSAL II
                APPROVAL OF AN AMENDMENT TO THE COMPANY'S AMENDED
                    AND RESTATED ARTICLES OF INCORPORATION TO
              INCREASE COMMON AND PREFERRED SHARE OWNERSHIP LIMITS


     The Company's Amended and Restated Articles of Incorporation (the "Articles") contain a number of restrictions on stock ownership designed to prevent the Company's status as a REIT from being jeopardized by its ownership structure. Among these restrictions is a ceiling on the amount of the Company's stock any one person can own. Under Section 7.6(ii) of the Articles, no person can beneficially own (or have ownership attributed to him or her) more than 9.8% of the Company's common stock (the "Common Share Ownership Limit").

     The Common Share Ownership Limit operates as supplemental protection against REIT disqualification in that federal tax law permits one person to own more than 9.8% of the common stock so long as other ownership restrictions contained in Section 7.6 are met. For that reason, Section 7.6(ix) of the Articles provides that the Board of Directors may waive the Common Share Ownership Limit with respect to a particular investor if the Board of Directors concludes that such other restrictions will still be complied with even if the investor owns more than the Common Share Ownership Limit.

     As currently drafted, however, Section 7.6(ix) prohibits the Board from using its authority to waive the Common Share Ownership Limit with respect to any investor who is an individual, including investors who are deemed to be individuals under federal tax law. In light of tax law, however, this restriction is not necessary, and now serves to unduly prohibit the Board of Directors from permitting an investment that would not otherwise violate the Company's ownership limitations and would not affect the Company's qualification as a REIT.

     This unnecessary restriction on the Board of Directors' authority has adverse effects on the ability of the Company to raise capital. As Section
7.6(ix)  is  currently  drafted,   the  Board  of  Directors  cannot  permit  an
individual, and investors deemed under certain federal tax law to be an individual, to acquire more than the Common Share Ownership Limit, even if the Board of Directors were to determine that the ownership limitations in the Articles would otherwise be met and that the investment would be in the best interests of the Company.

     Moreover, the inability of the Board of Directors to waive the Common Share Ownership Limit may impact the investment that Five Arrows has committed to make in the Company, which commitment is discussed in connection with Proposal I above. Depending on the timing of the closing, if any, of Hotel Investors' purchase of any or all of the four remaining Hotels, Five Arrows may be purchasing shares of common stock in the Company that would, absent a waiver, cause Five Arrows to own more than 9.8% of the then outstanding shares of Company common stock. Under the applicable federal tax law, however, Five Arrows is deemed an "individual", and thus the Board of Directors cannot waive the Common Share Ownership Limit as it would apply to Five Arrows.

     In such circumstance, under the transaction agreements with Five Arrows, the portion of the Five Arrows investment in the Company that would cause Five Arrows to exceed the Common Share Ownership Limit would be made in the form of debt, rather than equity, which would be converted to shares of common stock at such time as application of the Common Share Ownership Limit would not prohibit Five Arrows from owning such additional common stock. Such debt would, however, become due and payable on July 1, 2000 if not converted to common stock prior to that time.

     In light of these concerns, the Board of Directors of the Company has unanimously approved and directed that there be submitted to stockholders for their approval an amendment (the "Amendment") to Article VII of the Company's Articles which would, as discussed above, expand the class of investors for whom the Board of Directors could waive the limits on common and preferred stock ownership under certain circumstances, by deleting the prohibition on the Board of Directors waiving the Common Share Ownership Limit (or the similar preferred stock ownership limit) for any investor who is deemed an individual under certain federal tax law. The Amendment as set forth below and approved by the Board of Directors makes no other change to the existing text of Section 7.6(ix) and would not adversely affect the Company's REIT qualification. Upon approval of the Amendment, the Board will waive the common share ownership limit as it would apply to Five Arrows.

     The text of the proposed Amendment is set forth below:

     RESOLVED, that Section 7.6(ix) of Article VII of the Company's Amended and Restated Articles of Incorporation, as amended, be amended to read as follows:

         The Board of Directors, upon receipt of a ruling from the Internal Revenue Service, an opinion of counsel or other evidence satisfactory to the Board of Directors, in its sole discretion, in each case to the effect that the restrictions contained in subparagraphs (c), (d) and (e) of
     Section 7.6(ii) will not be violated, may waive or change, in whole or in part, the application of the Common or Preferred Share Ownership Limit with respect to any Person. In connection with any such waiver or change, the Board of Directors may require such representations and undertakings from such Person or affiliates and may impose such other conditions as the Board deems necessary, advisable or prudent, in its sole discretion, to determine the effect, if any, of the proposed transaction or ownership of Equity Shares on the Company's status as a REIT.

     Approval of this Amendment requires the affirmative vote of a majority of the outstanding shares of the Company's common stock entitled to vote thereon. The Company's officers and directors have advised the Company that they intend to vote their shares of common stock for the Amendment. The Board of Directors unanimously recommends that stockholders vote for the Amendment. Proxies will be voted for the Amendment unless stockholders designate otherwise.

     The Amendment, if approved by stockholders, will become effective on the date the Amendment is filed with the Maryland Department of Assessments and Taxation. It is anticipated that the appropriate filing to effect the Amendment will be made as soon after the annual meeting as practicable.

                               SECURITY OWNERSHIP


     The following table sets forth, as of March 12, 1999, the number and percentage of outstanding shares beneficially owned by all persons known by the Company to own beneficially more than five percent of the Company's common stock, by each director and nominee, and by all officers and directors as a group, based upon information furnished to the Company by such stockholders, officers and directors.

     Name and Address                    Number of Shares            Percent
     of Beneficial Owner                Beneficially Owned          of Shares

     Charles E. Adams                      0                            --
     One Peach Lane
     Ft. Mill, SC  29716

     Robert A. Bourne                      0                            --
     400 East South Street
     Orlando, FL  32801

     Lawrence A. Dustin                    0                            --
     6148 - 133rd Avenue NE
     Kirkland, WA  98033

     John A. Griswold                      0                            --
     1200 EPCOT Resorts Blvd.
     Lake Buena Vista, FL  32830

     Matthew W. Kaplan                     590,770 (1)                7.38%
     1251 Avenue of the Americas
     51st Floor
     New York, NY  10020

     Craig M. McAllaster                   0                            --
     1000 Holt Avenue - 2722
     Winter Park, FL  32789-4499

     Charles A. Muller                     500 (2)                     (3)
     400 East South Street
     Orlando, FL  32801

     James M. Seneff, Jr.                  20,000 (4)                  (3)
     400 East South Street
     Orlando, FL  32801

     All directors and executive           611,270                    7.64%
     officers as a group (11 persons)




(1) Five Arrows Realty II, LLC, a Delaware Limited Liability company in which Rothschild Realty Investors II, LLC, the managing member has appointed Mr. Kaplan, among others, as a manager of Five Arrows Realty Securities II, LLC. Mr. Kaplan disclaims beneficial ownership of such shares.

(2)  Represents shares held by Mr. Muller as an individual.

(3)  Less than one percent.

(4) Represents shares held by the Advisor of which Mr. Seneff is a director. Mr. Seneff and his wife share beneficial ownership of the Advisor through their ownership of CNL Group, Inc. The Advisor is a majority owned subsidiary of CNL Group, Inc.

Compliance With Section 16(a) of the Securities Exchange Act

     Section 16(a) of the Securities Exchange Act requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (the "SEC"). To the Company's knowledge, all officers, directors or persons who own more than ten percent of the Company's stock who were required to file Forms 3 or 4 during 1998 did so on a timely basis, except that Mr. Strickland did not file his Form 3 timely.

                              CERTAIN TRANSACTIONS


     All of the executive officers of the Company are executive officers of the Advisor, a majority owned subsidiary of CNL Group, Inc., of which Messrs. Seneff and Bourne are affiliates. In addition, Messrs. Seneff and Bourne, Ms. Rose and Ms. Wall are executive officers of CNL Securities Corp., the managing dealer of the Company's offering of shares of common stock, and a wholly owned subsidiary of CNL Group, Inc. Messrs. Seneff and Bourne are directors of the Company, the Advisor and CNL Securities Corp., and Ms. Rose is a director of the Advisor. Mr. Kaplan is a director of the Company and the Advisor. Administration of the day-to-day operations of the Company is provided by the Advisor, pursuant to the terms of an advisory agreement (the "Advisory Agreement"). The Advisor also serves as the Company's consultant in connection with policy decisions to be made by the Company's Board of Directors, manages the Company's properties and renders such other services as the Board of Directors deems appropriate. The Advisor also bears the expense of providing the executive personnel and office space to the Company. The Advisor is at all times subject to the supervision of the Board of Directors of the Company and has only such functions and authority as the Company may delegate to it as the Company's agent.

     CNL Securities Corp. is entitled to receive selling commissions amounting to 7.5% of the total amount raised from the sale of shares of common stock for services in connection with the offering of shares, a substantial portion of which has been or will be paid as commissions to other broker-dealers. For the year ended December 31, 1998, the Company had incurred $2,377,026 of such fees, of which approximately $2,201,000 was paid by CNL Securities Corp. as commissions to other broker-dealers.

     In addition, CNL Securities Corp. is entitled to receive a marketing support and due diligence expense reimbursement fee equal to 0.5% of the total amount raised from the sale of shares, a portion of which may be reallowed to other broker-dealers. For the year ended December 31, 1998, the Company had incurred $158,468 of such fees, the majority of which were reallowed to other broker-dealers and from which all bona fide due diligence expenses were paid.

     The Advisor is entitled to receive acquisition fees for services in identifying the properties and structuring the terms of the acquisition and leases of the properties and structuring the terms of the mortgage loans equal to 4.5% of gross proceeds, loan proceeds from permanent financing and amounts outstanding on the line of credit, if any, at the time of listing, but excluding that portion of the permanent financing used to finance Secured Equipment Leases. For the year ended December 31, 1998, the Company had incurred $1,426,216 of such fees.

     The Company and the Advisor have entered into an advisory agreement pursuant to which the Advisor will receive a monthly asset management fee of one-twelfth of 0.60% of the Company's real estate asset value and the outstanding principal balance of any Mortgage Loans as of the end of the preceding month. The management fee, which will not exceed fees which are competitive for similar services in the same geographic area, may or may not be taken, in whole or in part as to any year, in the sole discretion of the Advisor. All or any portion of the management fee not taken as to any fiscal year shall be deferred without interest and may be taken in such other fiscal year as the Advisor shall determine. During the year ended December 31, 1998, the Company incurred $68,114 of such fees.

     The Company incurs operating expenses which, in general, are those expenses relating to administration of the Company on an ongoing basis. Pursuant to the advisory agreement described above, the Advisor is required to reimburse the Company the amount by which the total operating expenses paid or incurred by the Company exceed in any four consecutive fiscal quarters, the greater of two percent of average invested assets or 25 percent of net income (the "Expense Cap"). During the year ended December 31, 1998, the Company's operating expenses exceeded the Expense Cap by $92,733; therefore, the Advisor reimbursed the Company such amount in accordance with the advisory agreement.

     The Advisor and its affiliates provide accounting and administrative services to the Company (including accounting and administrative services in connection with the offering of shares) on a day-to-day basis. For the year ended December 31, 1998, the Company incurred a total of $644,189 for these services, $494,729 of such costs representing stock issuance costs, $9,084 representing acquisition related costs and $140,376 representing general operating and administrative expenses, including costs related to preparing and distributing reports required by the Securities and Exchange Commission.

     All amounts paid by the Company to affiliates of the Company are believed by the Company to be fair and comparable to amounts that would be paid for similar services provided by unaffiliated third parties.

                              INDEPENDENT AUDITORS

     Upon recommendation of and approval by the Board of Directors, including the independent directors, PricewaterhouseCoopers LLP has been selected to act as independent certified public accountants for the Company during the current fiscal year.

     A representative of PricewaterhouseCoopers LLP will be present at the annual meeting and will be provided with the opportunity to make a statement if desired. Such representative will also be available to respond to appropriate questions.

                                  OTHER MATTERS

     The Board of Directors does not know of any matters to be presented at the annual meeting other than those stated above. If any other business should come before the annual meeting, the person(s) named in the enclosed proxy will vote thereon as he or they determine to be in the best interests of the Company.

                        PROPOSALS FOR NEXT ANNUAL MEETING

     Any stockholder proposal to be considered for inclusion in the Company's proxy statement and form of proxy for the annual meeting of stockholders to be held in 2000 must be received at the Company's office at 400 East South Street, Orlando, Florida 32801, no later than November 30, 1999.

     Notwithstanding the aforementioned deadline, under the Company's By-laws, a stockholder must follow certain other procedures to nominate persons for election as directors or to propose other business to be considered at an annual meeting of stockholders. These procedures provide that stockholders desiring to make nominations for directors and/or to bring a proper subject before a meeting must do so by notice timely received by the Secretary of the Company. With respect to proposals for the 2000 annual meeting, the Secretary of the Company must receive notice of any such proposal no earlier than February 11, 2000, and no later than March 13, 2000.

                                  ANNUAL REPORT

     A copy of the Company's Annual Report to Stockholders for the year ended December 31, 1998, accompanies this proxy statement.

                                    By Order of the Board of Directors,



                                    Lynn E. Rose
                                    Secretary

March 29, 1999
Orlando, Florida